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                                                                      EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Covanta Energy Corporation (the "Company") does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2004

                                           /s/ ANTHONY J. ORLANDO
                                           ______________________________
                                           Anthony J. Orlando
                                           President and Chief Executive Officer

Dated: May 7, 2004

                                           /s/ ANTHONY J. ORLANDO
                                           ______________________________
                                           Anthony J. Orlando
                                           Principal Financial Officer

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